Subsequent Events	12 Months Ended
Dec. 31, 2012
Subsequent Events [Abstract]
Subsequent Events

18.       Subsequent Events

  Loan securities: On January 18, 2013, Jaluit Shipping Company Inc., owner of m/v Sideris GS, and on March 7, 2013 Silver Chandra Shipping Company Ltd., owner of m/v Norfolk, granted a first preferred ship mortgage to the Royal Bank of Scotland, as additional security to the Company's credit facility (Note 9).

  Delivery of new vessel: On January 25, 2013, the Company took delivery of the Myrto and paid $23,850 being the balance of the purchase price of the vessel (Note 5).

  New vessel acquisition: On February 11, 2013, the Company through Jabat Shipping Company Inc., a newly acquired wholly-owned subsidiary, was the successful bidder at an auction that took place in France, for the m/v “Valeria Della Gatta” (renamed Maia), a Kamsarmax dry bulk carrier, which was acquired for $19,827. The vessel was delivered to the Company on February 19, 2013.

  Termination of agreements: On March 1, 2013, DSS and Diana Containerships Inc. and its subsidiaries, amicably terminated the respective administrative and management agreements (Notes 1 and 4) and DSS seized from being the manager of the group of Diana Containerships. On the same date the agreement between DSS and Diana Enterprises Inc., with respect to services provided to Diana Containerships was also terminated. On March 15, 2013, the agreement between DSS and Diana Enterprises with respect to services provided to DSI was also terminated and it was replaced with a new agreement having a term of thirteen months from March 1, 2013 to March 31, 2014 and a monthly fee of $208 to be paid quarterly in advance.

  Vessels under construction: On March 4, 2013, the Company paid the second installment amounting to $4,350 for the construction of Hull H2528 (Notes 5 and 11).

  Annual Incentive Bonus: On March 8, 2013 the Company's Board of Directors approved a cash bonus of about $2,062 to all employees and executive management of the Company and 607,946 shares of restricted common stock awards to executive management and non-executive directors, pursuant to the Company's 2011 equity incentive plan. The fair value of the restricted shares based on the closing price on the date of the Board of Directors' approval was $5,508 and will be recognized in income ratably over the restricted shares vesting period which will be 3 years.

  Commitment letter: On March 19, 2013, Tuvalu and Jabat, both signed a commitment letter with Deutsche Bank AG for a loan facility of $18,000 to finance part of the acquisition cost of the vessels Maia and Myrto, discussed in (b) and (c) above. Under the new loan agreement, the Maia, the Myrto and the New York (which already has a loan agreement with Deutsche Bank (Note 9)) will be cross-collateralized.

  Pending litigation: On March 20, 2013, the Company's fleet manager, DSS, was indicted by a federal grand jury in Norfolk, Virginia for alleged violations of law concerning maintenance of books and records and the handling of waste oils on the vessel Thetis. The chief engineer and second assistant engineer of the vessel were also named as co-defendants in the indictment. DSS has cooperated with the Department of Justice since notice of the alleged violations was received in September 2012, and intends to continue to cooperate with the Department of Justice as appropriate. If this matter results in a trial, DSS intends to defend itself against any charges vigorously. As of December 31, 2012, the Company had accrued for its best estimate of a monetary exposure to loss as a result of this incident. The Company's management does not expect that these charges will have any material effect on its ongoing business, its relationships with its charterers or its other contractual arrangements.